UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09090

AMERISTOCK MUTUAL FUND, INC.
(Exact name of registrant as specified in charter)

1320 Harbor Bay Parkway, Suite 145, Alameda, California			94502
(Address of principal executive offices)			(Zip code)

Nicholas D. Gerber 1320 Harbor Bay Parkway, Suite 145 Alameda, California 94502
(Name and address of agent for service)

Copy to: W. Thomas Conner, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, DC 20004-2415

Registrant’s telephone number, including area code:		(510) 522-3336

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2009

Item 1 - Reports to Stockholders

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT

June 30, 2009 | AMERISTOCK MUTUAL FUND, INC.

TABLE OF CONTENTS

MANAGER’S COMMENTARY*	4

FUND EXPENSES	9

DIRECTORS AND OFFICERS	10

SCHEDULE OF INVESTMENTS	12

STATEMENT OF ASSETS AND LIABILITIES	14

STATEMENT OF OPERATIONS	15

STATEMENTS OF CHANGES IN NET ASSETS	16

FINANCIAL HIGHLIGHTS	17

NOTES TO FINANCIAL STATEMENTS	18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23

SHAREHOLDER TAX INFORMATION	24

APPROVAL OF INVESTMENT ADVISORY AGREEMENT	24

*The Manager’s Commentary included in this shareholder report may contain forward-looking statements about factors that may affect the performance of the Fund in the future and about anticipated events relating to the Fund specifically. These statements are based on Fund management’s predictions, expectations and current plans relating to future events. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause Fund management to change its strategies and plans from those currently anticipated.

MANAGER’S COMMENTARY

						Since
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception
Ameristock Mutual Fund	5.48%	(19.59)%	(7.81)%	(3.41)%	(0.32)%	7.61%
S&P 500	3.16%	(26.21)%	(8.22)%	(2.24)%	(2.22)%	5.48%
Dow Industrials	(2.01)%	(23.00)%	(6.34)%	(1.68)%	(0.41)%	6.71%
S&P 500/ Citigroup Value Index	(1.41)%	(28.64)%	(11.50)%	(2.80)%	(1.34)%	5.10%

Returns are for periods ending June 30, 2009 and reflect reinvestment of all dividends and capital gains distributions. The six-month returns have not been annualized, while the other figures are average annual returns. Fund inception date is 8/31/95. The performance data quoted represents past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance as of the most recent month-end, contact Ameristock at 1-800-394-5064 or visit www.ameristock.com. For the year ended June 30, 2009, the expense ratio of the Fund was 0.91%.

As you can see from the above table, the Ameristock Mutual Fund (the “Fund”) outperformed all the various indices for the fiscal year and six month period ended June 30, 2009. Our good relative performance against the broad market indices was primarily due to our overweighting in stocks with strong balance sheets that did not need outside funding to sustain normal operations during the recent economic turmoil.

Over the last 6 months, our overweighting in the Technology sector relative to the S&P 500 had the greatest positive contribution to the Fund’s performance. Eight of the ten best performing stocks in the portfolio were from the Technology sector.

For the fiscal year ended June 30, 2009, the Fund’s outperformance of the S&P 500 can be attributed to its underweighting in the Energy sector and overweighting in the Technology sector relative to the index. Over this period, the stocks that performed well were many of the Fund’s more recently acquired positions, namely Google, EBay, Franklin Resources, Cisco, and Accenture.

We think the bear market is dead. Governments have pumped over three trillion dollars into the world economy in the hope of kick-starting growth and some of the silly accounting rules that made banks write off viable loans have been relaxed. On the other hand, we also thought at this point last year that the bear market had ended, and said that if the markets fell to new lows we would take advantage by buying shares of good companies at low prices and by restructuring the portfolio more toward those firms with solid balance sheets, good cash flows and good competitive positions.

Annual Report June 30, 2009

During the last fiscal year Ameristock added the following stocks:

Cisco, eBay, Franklin Resources, Charles Schwab, Accenture, Google, and Berkshire Hathaway.

And sold completely:

Chevron, Sara Lee, Wachovia, ADP, Johnson & Johnson, Caterpillar, Citgroup, Bank of America, American Express, 3M, Dow Chemical, GE, and Pfizer.

Because of these changes, about 40% of the Fund’s portfolio is represented by software, hardware, communications, and information services firms. To say the least, we think tech will lead the next bull market. Technology is one of the few sectors growing worldwide; it is making money and has been battle tested by the dot-com bust a few years ago. To explain further why we like technology, let’s take a look at two hypothetical firms, Mr. Fast and Ms. Steady.

Mr. Fast is 10 years old. During that time he has grown tremendously. Why in the last three years alone sales growth averaged 44% per year!, net income grew an average of 33% per year, and he had net margins of 16% of sales, which is all very nice. Because of this fast growth, any cash and marketable securities are immediately sucked up and put to work as normal working capital so they comprise less then 1% of stock market capitalization. Mr. Fast is the market leader in its growing field and has large following among Wall Street analysts which unfortunately lead it to have a P/E (stock market price divided by earnings) of 100.

Ms. Steady has been around for a long time, 20 years, and enjoys the largest market share of her big market. However, growth of that market is not expected to be great, so she has bought firms outside her core competency in order to maintain her growth image. Over the last three years her average annual sales growth rate has been 17% (not bad considering), her average 3 year net income growth was 13%, and her net margin was 20% as you would expect from a market share leader in a market with steady growth. She has used her excess cash to buy back shares and stockpile cash and marketable securities which comprise 20% of her stock market capitalization. Her P/E is 17.

Now, let’s look what might happen to each firm based on some reasonable assumptions. Mr. Fast continues to grow at a good clip but slower than historically since it’s bigger now, say 22%, it has the same net margins but its P/E slips to a still very high 35, then in 10 years we would expect the share price to increase about 2% annually. Not much given how fast Mr. Fast is still growing, but the result of the changed expectations and shrinkage in P/E.

Ms. Steady’s sales growth rate also decreases to 10% a year, her net margins stay the same and her P/E also goes down to 10 (a reasonably low P/E, even for the current market), then in 10 years we would expect the share price to increase about 7% annually, 9% annually if you discount the cash. Not a shabby total return.

1-800-394-5064 • www.ameristock.com

Would it surprise you if I said Mr. Fast and Ms. Steady were the same company?

Both Cisco. Mr. Fast in 1999, when we wrote that we expected Cisco for the next few years to offer “Not much return, given the generous growth rates assumed” and that “Ameristock will lag the market as long as technology is in vogue or until the dot-coms get their dot-comeuppance.”

Ms. Steady is Cisco today. Cisco now comprises about 4% of Ameristock, the most we would hold for any firm, and we are expecting a lot from her. She and the other tech firms Ameristock own have weathered their perfect storm during the dot-com phenomena and now are not overly leveraged and show relative sales strength in this continuing credit crisis.

The only worries we have for the economy are: the credit crisis getting worse and affecting commercial real estate, over-regulation, and a substantially weaker dollar. However, we would expect the firms in the Fund to hold up even if these scenarios transpire. In short we are following the sage words of advice Dr. Henry Kauffman gave in June 2009: “Restrict your sights to only companies with strong balance sheets, leading market share, and those that stand a high probability of enjoying sharp earnings growth when the economy does eventually recover.” Which we believe it will.

Thank you for investing in the Ameristock Mutual Fund and please tell your friends about us. Our number is (800) 394-5064 or locally (303) 623-2577.

Nicholas D. Gerber	Andy Ngim
(July 1, 2009)

The statements and opinions expressed in the report are those of the author. Any discussion of investments and investment strategies represents the Fund’s investments and portfolio managers’ views as of the date of this writing, and are subject to change without notice. The Fund’s primary objective is total return through capital appreciation and current income by investing primarily in equity securities.

The S&P 500 Index is a broad–based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Dow Jones Industrial Average is a stock market indicator consisting of the average of 30 of the largest and most widely held public companies in the United States. The S&P 500/Citigroup Value Index is a market value weighted index of stocks in the S&P 500 which score highest based on an average of book-to-price ratio, sales-to-price ratio and dividend yield, representing 50% of the total market value of the S&P 500. The Index performance above reflects the reinvestment of dividends but does not reflect any management fees or transaction costs.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

IN THE AMERISTOCK MUTUAL FUND (AMSTX)

AND THE S & P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS

AS OF JUNE 30, 2009

Ameristock
Mutual Fund, Inc.	Return
6 Month	5.48%
1 Year	(19.59)%
5 Years	(3.41)%
10 Years	(0.32)%
Since Inception - 8/31/1995	7.61%

CALENDAR YEAR RETURNS

Calendar
Year Returns	AMSTX	S&P 500 Index
2008	(34.19)%	(37.00)%
2007	0.54%	5.49%
2006	17.94%	15.79%
2005	(2.88)%	4.91%
2004	5.52%	10.88%
2003	21.27%	28.67%
2002	(16.00)%	(22.09)%
2001	1.25%	(11.89)%
2000	20.70%	(9.10)%
1999	2.73%	21.04%

The returns shown in the graph and table above reflect reinvestment of all dividends and capital gains distributions. The performance data quoted represents past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance as of the most recent month-end, contact Ameristock at 1-800-394-5064 or visit www.ameristock.com. For the year ended June 30, 2009, the expense ratio of the Fund was 0.91%.

The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Index performance set forth above reflects the reinvestment of dividends. It is an unmanaged index and therefore does not reflect any management fees or transaction costs.

INDUSTRY PROFILE AS A PERCENT OF NET ASSETS AS OF JUNE 30, 2009

TOP 10 EQUITY HOLDINGS*

AS OF JUNE 30, 2009

Company	% of Net Assets
Texas Instruments Inc.	5.37%
Microsoft Corp.	5.24%
eBay Inc.	4.95%
Dell Inc.	4.89%
Accenture Ltd., Class A	4.88%
Google Inc., Class A	4.85%
Franklin Resources Inc.	4.66%
The Progressive Corp.	4.63%
The Charles Schwab Corp.	4.54%
Intel Corp.	4.41%

* Top ten holdings are subject to change, and there are no guarantees that the Fund will remain invested in any particular company or holding.

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a mutual fund, you may incur two potential types of costs, transaction costs and ongoing costs. In the case of the Fund, you generally will not incur transaction costs such as sales charges (loads) and redemption fees, although financial intermediaries such as broker-dealers and banks through which Fund shares may be purchased may charge transaction-related fees. You do incur ongoing costs as a Fund shareholder, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2009 and held until June 30, 2009.

Actual Return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction fees, such as sales charges (loads) and redemption fees that may be charged. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account	Ending Account	Expense Paid
	Value at	Value at	During Period*
	01/01/09	06/30/09	01/01/09-06/30/09
Actual Fund Return	$1,000.00	$1,054.80	$4.79
Hypothetical Fund Return	$1,000.00	$1,020.13	$4.71

*                 Expenses are equal to the Ameristock Mutual Fund’s annualized expense ratio of 0.94% multiplied by the average account value over the period, multiplied by the number of days in the fiscal half-year divided by 365 days in the current year (to reflect the half year period).

DIRECTORS AND OFFICERS (Unaudited)

The business and affairs of the Ameristock Mutual Fund, Inc. (the “Fund”) are managed under the direction of the Fund’s Board of Directors. Information pertaining to the directors and officers of the Fund is set forth below.

	Positions(s) Held	Term of Office and
Name, Address, and Age(1)	with the Fund	Length of Time Served(2)
INDEPENDENT DIRECTORS	Director	Since 1995
Alev Efendioglu, PhD. (66)

Stephen J. Marsh (56)	Director	Since 1995

Steven A. Wood (60)	Director	Since 2001

INTERESTED DIRECTORS	Chairman of the Board of	Since 1995, except Chief Legal
Nicholas D. Gerber (46)(4)	Directors, President, Treasurer	Officer since 2003
and Chief Legal Officer

Andrew F. Ngim (49)(4)	Director	Since 1995

OFFICERS	Secretary; Chief Compliance	Secretary since 1995; Chief
Howard Mah (45)	Officer	Compliance Officer since 2004
1329 Harbor Bay Parkway
Suite 145
Alameda, CA 94502

Kim Storms (37)	Assistant Secretary	Since 2005
ALPS Fund Services, Inc.
1290 Broadway
Suite 1100
Denver, CO 80203

(1)          Each director may be contacted by writing to the director, c/o Ameristock Funds, 1320 Harbor Bay Parkway, Suite 145, Alameda, CA 94502.

(2)          Each director holds office for an indefinite term until the earlier of (i) the election of his successor or (ii) the date the director dies, resigns or is removed.

(3)          Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Interested Directors.” The Fund’s Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-394-5064.

	Number of
	Portfolios
	in Fund
	Complex	Other
	Overseen by	Directorships
Principal Occupation(s) During Past 5 Years	Director	Held by Director(3)
Professor of Management, School of Business and Management, University of San Francisco (1977-Present).	1	0

President, Bridgeway Cellars, Inc. (winery) (2003-Present).	1	0

President and Chief Economist, Insight Economics LLC (economic consulting firm) (2003-Present).	1	0

President and director, Ameristock Corporation (the “Adviser”), (1995-Present); President and director, Wainwright Holdings, Inc (“Wainwright”) (financial services holding company) (2004-Present); Chief Investment Officer and director, Lyons Gate Reinsurance Company Ltd. (“Lyons Gate”) (2004-Present); President, Chief Executive Officer, Chairman and management director, United States Commodity Funds, LLC (“Commodity Funds”) (commodity pool operator) (2005-Present).	1	0

Director of the Adviser (1995-Present); Managing Director of the Adviser (1999-Present); Director, Wainwright (2004-Present); Treasurer and management director, Commodity Funds (2005-Present).	1	0

Director of the Adviser, (1995-Present); Chief Compliance Officer of the Adviser (2008-Present); Compliance Officer of the Adviser (2000-2007); Director, Wainwright (2004-Present); Director, Lyons Gate (2004-Present); Management director and secretary, Commodity Funds (2005-Present); Chief Compliance Officer and Chief Financial Officer, Commodity Funds (2006-Present); tax and financial consultant in private practice (1995 — Present).

	N/A	N/A

Director of Fund Administration (2004-Present); Fund Controller (1999-2004), ALPS Fund Services, Inc.(5)	N/A	N/A

(4)          Nicholas D. Gerber and Andrew Ngim are “interested persons” by reason of their positions with Ameristock Corporation, the investment adviser to the Fund.

(5)          ALPS Fund Services, Inc. is the Administrator, Bookkeeping and Pricing Agent and Transfer Agent for the Fund, and an affiliated person of ALPS Distributors, Inc., the Distributor of the Fund.

SCHEDULE OF INVESTMENTS

JUNE 30, 2009

Industry		Company		Symbol	Shares	Market Value

Common Stocks	97.53%

Banking	3.03%	PNC Financial Services Group Inc.		PNC	144,686	$5,615,264

Chemicals & Fertilizer	2.25%	Du Pont de Nemours & Co.		DD	162,600	4,165,812

Computers	4.88%	Accenture Ltd., Class A		ACN	270,000	9,034,200

Consumer Staples	9.89%	Coca-Cola Co.		KO	105,380	5,057,186
		Colgate-Palmolive Co.		CL	69,500	4,916,430
		Pepsico Inc.		PEP	79,960	4,394,602
		Procter & Gamble Co.		PG	77,200	3,944,920

Diversified Financial Services	9.21%	Franklin Resources Inc.		BEN	120,000	8,641,200
		The Charles Schwab Corp.		SCHW	480,000	8,419,200

Electronics	17.08%	Dell Inc.(a)		DELL	659,700	9,057,681
		Intel Corp.		INTC	494,160	8,178,348
		International Business Machines Corp.		IBM	42,600	4,448,292
		Texas Instruments Inc.		TXN	467,000	9,947,100

Food	4.25%	Kellogg Co.		K	169,000	7,870,330

Healthcare	2.46%	Merck & Co Inc.	.	MRK	162,940	4,555,802

Insurance	8.52%	Berkshire Hathaway Inc., Class A(a)		BRK/A	80	7,200,000
		The Progressive Corp.(a)		PGR	568,000	8,582,480

Internet	9.79%	eBay Inc.(a)		EBAY	535,000	9,164,550
		Google Inc., Class A(a)		GOOG	21,300	8,979,867

Iron-Steel	2.45%	Nucor Corp.		NUE	102,000	4,531,860

Oil & Gas	4.06%	BP PLC (ADR)(b)		BP	81,308	3,876,765
		Exxon Mobil Corp.		XOM	52,200	3,649,302

Retailing	6.06%	Home Depot Inc.		HD	188,595	4,456,500
		Lowe’s Cos. Inc.		LOW	349,000	6,774,090

Software	5.24%	Microsoft Corp.		MSFT	408,560	9,711,471

The accompanying notes are an integral part of the financial statements

Industry		Company	Symbol	Shares	Market Value
Telecommunications
	8.36%	AT&T Inc.	T	147,343	$3,660,000
		Cisco Systems Inc.(a)	CSCO	429,000	7,996,560
		Verizon Communications Inc.	VZ	124,809	3,835,381
Total Common Stocks	97.53%	(Cost $213,701,449)			$180,665,193
Short-Term Bank Debt Instruments	2.48%	JPMorgan Chase - London		1,587,086	1,587,086
		0.03%, due 07/01/09
		Wells Fargo - Grand Cayman		3,000,000	3,000,000
		0.03%, due 07/01/09
Total Short-Term Bank Debt Instruments	2.48%	(Cost $4,587,086)			$4,587,086
Total Investments	100.01%	(Cost $218,288,535)			$185,252,279
Liabilities in Excess of Other Assets	(0.01)%				(10,408)
Net Assets	100.00%	Equivalent to $26.73 per share on 6,929,712 shares of Capital Stock Outstanding			$185,241,871

(a)          Non-Income Producing Security

(b)         ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2009

Assets:
Investment Securities at Market Value (cost - see below)	$185,252,279
Accounts Receivable
Fund Shares Sold	33,057
Dividends	166,023
Interest	6
Total Assets	185,451,365

Liabilities:
Accounts Payable
Fund Shares Redeemed	45,784
Accrued Management Fee	134,737
Accrued Directors’ Fees	28,973
Total Liabilities	209,494
Net Assets	$185,241,871

Net Assets Consist of:
Capital Paid In	$271,758,948
Accumulated Undistributed Net Investment Income	1,027,952
Accumulated Net Realized Loss on Investments	(54,508,773)
Net Unrealized Depreciation on Investments Based on Identified Cost	(33,036,256)
Net Assets	$185,241,871

Net Asset Value Per Share
Net Assets	$185,241,871
Shares of Capital Stock Outstanding (100 Million shares, $.005 par value authorized)	6,929,712
Net Asset Value	$26.73
Redemption Price per Share	$26.73
Cost of Investments	$218,288,535

The accompanying notes are an integral part of the financial statements

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2009

Investment Income:
Dividends	$5,641,222
Interest	37,573
Total Investment Income	5,678,795

Expenses:
Management Fee (Note 2)	1,852,601
Directors Fees (Note 3)	84,000
Total Expenses	1,936,601
Net Investment Income	3,742,194

Realized and Unrealized Loss on Investments
Net Realized Loss on Investments	(53,415,101)
Net Change in Unrealized Appreciation / Depreciation on Investments	(10,512,462)
Net Realized and Unrealized Loss on Investments	(63,927,563)
Net Decrease in Net Assets Resulting from Operations	$(60,185,369)

The accompanying notes are an integral part of the financial statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30,
	2009	2008
From Operations:
Net Investment Income	$3,742,194	$10,062,760
Net Realized Gain/(Loss) on Investments	(53,415,101)	9,449,209
Net Change in Unrealized Appreciation / Depreciation on Investments	(10,512,462)	(96,397,418)
	(60,185,369)	(76,885,449)

Distributions to Shareholders:
Net Investment Income	(12,776,883)	(4,900,254)
Capital Gains	(3,448,698)	(14,651,087)
	(16,225,581)	(19,551,341)

Share Transactions:
Shares Sold	31,038,948	36,989,872
Shares Issued as Reinvestment of Dividends and Distributions	16,010,216	18,960,320
Cost of Shares Redeemed	(88,729,394)	(179,408,476)
	(41,680,230)	(123,458,284)

Net Decrease in Net Assets	(118,091,180)	(219,895,074)

Net Assets:
Beginning of Year	303,333,051	523,228,125
End of Year*	$185,241,871	$303,333,051

*Includes Accumulated Undistributed Net Investment Income of	$1,027,952	$10,062,371

The accompanying notes are an integral part of the financial statements

FINANCIAL HIGHLIGHTS

Selected Data for a Share of Common Stock Outstanding Throughout the Periods Indicated:

	For the Year Ended June 30,
	2009	2008	2007	2006	2005
Net Asset Value at Beginning of Year	$36.28	$46.36	$40.45	$39.66	$39.54
Net Investment Income (a)	0.50	1.03	0.81	0.87	0.83
Net Gains/(Losses) on Securities - Realized and Unrealized	(7.74)	(9.10)	6.74	0.79	0.33
Total From Investment Operations	(7.24)	(8.07)	7.55	1.66	1.16

Dividend Distribution
Net Investment Income	(1.82)	(0.50)	(1.64)	(0.87)	(1.04)
Capital Gains	(0.49)	(1.51)	0.00	0.00	0.00
Total Distributions	(2.31)	(2.01)	(1.64)	(0.87)	(1.04)
Net Asset Value at End of Year	$26.73	$36.28	$46.36	$40.45	$39.66
Total Return	(19.59)%	(18.03)%	18.88%	4.27%	2.89%

Ratios/Supplemental Data
Net Assets End of Year (millions)	$185.24	$303.33	$523.23	$611.60	$1,208.54
Ratio of Expenses to Average Net Assets	0.91%	0.83%	0.80%	0.79%	0.77%
Ratio of Net Investment Income to Average Net Assets	1.75%	2.42%	1.85%	2.21%	2.10%
Portfolio Turnover Rate (b)	30%	14%	16%	10%	0%

(a)          Based on Average Shares Outstanding.

(b)         A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended June 30, 2009 were $62,425,916 and $113,745,058, respectively.

The accompanying notes are an integral part of the financial statements

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Ameristock Mutual Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund’s investment objective is to seek total return through capital appreciation and current income by investing primarily in equity securities, and under normal market conditions the Fund will invest at least 80% of the value of its net assets in common stocks. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $0.005 per share.

SECURITY VALUATION

Investments in securities are carried at market value. All equity securities that are traded on a national securities exchange are valued at the last sale price at the time of the close of the New York Stock Exchange (NYSE). If on a particular day an exchange-listed security does not trade, then the mean between the closing bid and asked prices will be used. In the case of securities listed on more than one national securities exchange the last quoted sale, up to the time of valuation, on the exchange on which the security is principally traded should be used. If there were no sales on that exchange, the last quoted sale on the other exchange will be used.

For securities that are traded on NASDAQ, the NASDAQ Official Closing Price (e.g., the NASDAQ Closing Cross price, if available) is used. All non-NASDAQ equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the NYSE. If a nonexchange listed security does not trade on a particular day, or if a last sales price or Official Closing Price is not available, then the mean between the closing bid and asked price will be used.

Debt securities are valued by using market quotations or a matrix method provided by the Fund’s pricing service. If prices are not available from the pricing service, then quotations will be obtained from broker/dealers and the securities will be valued at the mean between the bid and the offer.

Securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

The cost of securities sold is determined on the identified cost basis. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors.

Security transactions are recorded on the dates transactions are entered into, which is the trade date.

INCOME

Dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are also recorded on the ex-dividend date. Interest income is recorded as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INCOME TAXES

The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The company also intends to distribute sufficient net investment income and net capital gains, if any, annually so that it will not be subject to excise tax on undistributed income and gains. Therefore no federal income tax provision is required.

Effective July 1, 2007, the Fund adopted FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” which requires that the effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U. S. federal jurisdiction and Colorado. The statue of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended June 30, 2009, June 30, 2008, June 30, 2007, and June 30, 2006.

ESTIMATES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions made by management. These may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER

Accounting principles generally accepted in the United States of America require that permanent financial reporting tax differences relating to shareholders distributions be reclassified to paid-in-capital or gains/losses.

REPURCHASE AGREEMENTS

The Fund, through its custodian, receives delivery of underlying securities, whose market value, including interest, is required to be at least 102% of the resale price. The Fund’s adviser is responsible for determining that the value of these underlying securities remains at least equal to 102% of the resale price. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the resale price.

NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosures about Derivative Instruments and Hedging Activities”. SFAS No. 161 is intended to improve financial reporting about derivative instruments and hedging activities. The Fund has determined there is no effect on the accompanying financial statements.

SUBSEQUENT EVENTS

Management has evaluated all subsequent events through August 18, 2009. On August 17, 2009, the Ameristock Board of Directors approved a change in the Fund’s independent registered public accounting firm from Tait, Weller and Baker LLP to Cohen Fund Audit Services LTD.

2. INVESTMENT ADVISORY AGREEMENTS

The Fund has entered into an investment advisory agreement with Ameristock Corporation (the “Adviser”). The Adviser receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund’s average daily net assets for the first $100 million in net assets and 0.75% of average daily net assets in excess of $100 million. The Adviser pays all operating expenses of the Fund except for taxes, interest, brokerage commissions, noninterested directors fees and extraordinary expenses. The Adviser earned management fees of $1,852,601 from the Fund for the year ended June 30, 2009.

3. RELATED PARTY TRANSACTIONS

Certain owners of the Adviser are also owners and or directors of the Fund. These individuals may receive benefits from any management fees paid to the Adviser.

Shareholders holding more than 5% of the Fund’s outstanding shares as of June 30, 2009 constituted 83.79% of the Ameristock Mutual Fund, Inc. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund under section 2 (a)(9) of the Investment Company Act of 1940. As of June 30, 2009, Charles Schwab & Co. for the benefit of its customers owned of record in aggregate more than 61.73% of the Ameristock Mutual Fund, Inc.

The Directors of the Fund who are employees or Directors of the Investment Adviser receive no compensation from the Fund. Each of the Independent Directors is paid $28,000 per year, payable quarterly and is reimbursed for the expenses of attending meetings.

4. CAPITAL STOCK AND DISTRIBUTION

At June 30, 2009, 100 million shares of capital ($.005 par value) were authorized, and paid in capital amounted to $271,758,948 for the Ameristock Mutual Fund, Inc.

	For the Year Ended June 30,
	2009	2008
Shares sold	1,008,323	886,518
Shares issued in Reinvestment of Dividends and Distributions	633,065	448,977
Total	1,641,388	1,335,495
Shares redeemed	(3,072,227)	(4,261,837)
Net Decrease in Shares	(1,430,839)	(2,926,342)
Shares Outstanding - Beginning of Year	8,360,551	11,286,893
Shares Outstanding - End of Year	6,929,712	8,360,551

5. FAS 157 MEASUREMENT

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective July 1, 2008. FAS 157 defines fair value, establishes a three-tier hierarchy of fair value measurements, and requires disclosure about these valuation measurements.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases for the disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s assets:

		Level 2 - Other	Level 3 -
Investments		Significant	Significant
in Securities	Level 1 -	Observable	Unobservable
at Value	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$180,665,193	—	—	$180,665,193
Short-Term Bank Debt Instruments	—	$4,587,086	—	4,587,086
Total	$180,665,193	$4,587,086	—	$185,252,279

6. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS (TAX BASIS) As of June 30, 2009

Gross Appreciation (excess of value over tax cost)	$12,087,528
Gross Depreciation (excess of tax cost over value)	(45,123,784)
Net Unrealized Depreciation	$(33,036,256)
Cost of investments for Income Tax Purposes	$218,288,535

7. CLASSIFICATION OF DISTRIBUTIONS

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid during the year ended June 30, 2009 and the year ended June 30, 2008 was as follows:

	For the Year Ended June 30,
	2009	2008
Distributions paid from:
Ordinary Income	$14,747,887	$5,414,532
Long-Term Capital Gain	1,477,694	14,136,809
Total	$16,225,581	$19,551,341

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended June 30, 2009, certain differences were reclassified. The Fund increased undistributed net investment income by $270 and increased accumulated net realized loss by $270. The reclassifications were primarily the result of differing book/tax treatment of distributions and net assets were unaffected by the reclassifications.

As of June 30, 2009, the components of distributable earnings on a tax basis were as follows:

Accumulated Undistributed Net Investment Income	$1,027,952
Accumulated Net Realized Loss on Investments	(54,508,773)
Net Unrealized Depreciation	(33,036,256)
Other Cumulative Effect of Timing Differences	—
Total	$(86,517,077)

The Fund intends to elect to defer to its fiscal year ending June 30, 2010, approximately $40,201,822 of losses recognized during the period from November 1, 2008 to June 30, 2009.

At June 30, 2009, the Fund has available for tax purposes unused capital loss carryovers of $14,306,951 which will expire in 2017.

8. CASH MANAGEMENT TRANSACTIONS

The Fund subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically sweeps the Fund’s cash balances into overnight offshore time deposits with either BBH Grand Cayman branch or branches of pre-approved world class commercial banks. This fully automated program allows the Fund to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the United States, as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure, or diminution. The Fund bears the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS are accounted for on a cost basis, which approximates market value.

9. SECURITIES LENDING

The Fund receives compensation in the form of fees, or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned plus accrued interest. Gain or loss in the market value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. At June 30, 2009, the Fund had no securities on loan.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Shareholders of Ameristock Mutual Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Ameristock Mutual Fund, Inc. (the “Fund”), including the schedule of investments, as of June 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameristock Mutual Fund, Inc. as of June 30, 2009, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 18, 2009

SHAREHOLDER TAX INFORMATION (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2009. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2008.

During the year ended June 30, 2009, 100.00% of the dividends paid by the Fund from ordinary income qualify for the corporate dividends received deduction.

Also during the year ended June 30, 2009, 100.00% of the dividends paid by the Fund from ordinary income met the requirements of the tax rules regarding qualified dividend income.

During the year ended June 30, 2009, the Fund paid the following distributions per share on December 12, 2008:

Ordinary Income Dividends	$2.1023
Capital Gain Distributions	0.2106
Total Distributions	$2.3129

PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-394-5064 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At an in-person meeting on May 18, 2009, the Board of Directors of the Fund, including the directors who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “Independent Directors”), unanimously re-approved the Management Agreement (the “Agreement”) between the Fund and Ameristock Corporation (the “Adviser”).

Prior to the Board meeting, the Directors were provided with written guidance from experienced counsel for the Fund and Adviser summarizing the factors and types of information that the Directors should consider in reviewing and deciding whether to re-approve the Agreement. The Directors also were provided prior to the meeting with various reports and other information pertinent to their review of the Agreement, including certain information specifically requested by the Directors and provided by the Adviser. In addition, at their meetings throughout the year, the Directors review information on an ongoing basis regarding the Fund and the services furnished by the Adviser under the Agreement.

Prior to voting at the meeting, the Directors reviewed with counsel for the Fund and Adviser and separate counsel for the Independent Directors the reports and other information received from the Adviser and the materials from counsel discussing the legal standards applicable to the Directors’ consideration of the Agreement. The Directors compared the Fund’s investment performance and the management and other expenses incurred by the Fund with the performance and expenses of certain other similar investment companies (e.g., funds with similar asset levels that employ a value investment strategy and invest primarily in large capitalization companies) and its investment performance with the performance of various securities indices. The Independent Directors also discussed the re-approval of the Agreement in a private session with their separate counsel, at which no representatives of the Adviser were present. Based on their evaluation of all material factors, including those described below, the Directors determined to continue the Agreement until June 30, 2010. In voting to re-approve the Agreement, the Directors did not identify any one factor, piece of information or written document as all-important or controlling, and each Director attributed different weights to different factors.

With respect to the nature, extent and quality of the services provided by the Adviser, the Directors considered, among other things, that the Fund was managed in a conservative fashion with low turnover and a long term view. It was noted that the Adviser had been generally consistent in its investment style and that the relative performance of the Fund had improved in recent years. The Directors noted that the Fund’s investment performance over the one, three, and ten years ended March 31, 2009 and since inception had exceeded that of the S&P 500 Citigroup Value Index (including its predecessor), as well as that of the full S&P 500 Index, while the Fund’s performance over the five years ended March 31, 2009 had trailed the comparison indexes. The Directors also compared the Fund’s investment performance over various periods to that of funds of a similar size in the Morningstar large cap value category and that of a smaller group of selected large cap value and large cap core funds.

The Directors considered further the non-advisory services provided by the Adviser, including its management of the Fund’s compliance program and its oversight of the Fund’s other service providers. It was noted that neither the Fund nor the Adviser had had any material compliance issues over the life of the Fund, that the Adviser has devoted substantial resources so that the Fund and the Adviser would be in compliance with applicable regulatory requirements, and that the Adviser was being assisted by an experienced third party service provider in the administration of the Fund. Based on this and other information, the Directors concluded that the nature, extent and quality of the services provided by the Adviser, including the terms of the Management Agreement, were adequate.

As to the management fee charged by the Adviser, the Directors observed that the Fund employed a unitary fee arrangement, whereby the Adviser paid substantially all of the ordinary operating expenses of the Fund. As a result, in evaluating the management fee, it was appropriate to compare the total expense ratio of the Fund with those of other similar funds. In this regard, it was noted that the Fund’s total expense ratio was below the median for fund classes in the Morningstar large cap value category with assets between $100 million and $250 million, and that many of the funds in the comparison group were part of a much larger fund organization. The Directors concluded that the Fund’s management fee was reasonable in relation to the services provided.

As to the profits realized by the Adviser from its relationship with the Fund, the Directors considered, among other financial information, the modified profit and loss analyses for the past two years that were provided by the Adviser. The Directors noted that the profitability of the Adviser had declined from the preceding year due largely to the reduction in the Fund’s assets. The Directors acknowledged the inherent limitations of profitability analyses, including the incomplete or dissimilar data available and the uncertainty of the various allocations and other assumptions necessary. Based on the information provided, the Directors concluded that the profitability of the Adviser from its relationship with the Fund did not appear excessive. In addition, it did not appear that the Adviser received any significant benefit from the Fund other than its management fee.

With respect to whether economies of scale would be realized by the Fund as it grows, it was noted that the management fee paid by the Fund to the Adviser is reduced from 1.00% to 0.75% on the portion of Fund assets exceeding $100 million and that the Fund’s assets had been declining. In addition, the Directors considered the Adviser’s agreement to continue until at least June 30, 2010 its commitment to waive an additional 0.05% on Fund assets over $2 billion (recognizing that the current assets of the Fund were substantially below $2 billion). The Directors concluded that the “breakpoint” in and waiver of the management fee represented an appropriate sharing of any economies of scale in the management of the Fund at current and potential asset levels, and that additional economies of scale have not been realized in light of the decline in Fund assets.

Investment Adviser

Ameristock Corporation

1320 Harbor Bay Parkway, Suite 145

Alameda, California 94502

Administrator, Bookkeeping and Pricing Agent and Transfer Agent

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Custodian

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Legal Counsel

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

Directors

Alev M. Efendioglu

Nicholas D. Gerber

Stephen J. Marsh

Andrew F. Ngim

Steven A. Wood

A description of the polices and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities of the Fund is available (i) without a charge by calling 1 (800) 394-5064; and (ii) on the Securities and Exchange Commission website at www.sec.gov. Information regarding how the Fund voted such proxies during the 12 month period ended June 30, 2009 is also available (i) without a charge through the Fund’s website at www.ameristock.com; and (ii) on the Securities and Exchange Commission website at www.sec.gov.

ALPS Distributors, Inc., distributor

Must be accompanied or preceded by a current prospectus which contains more information on fees, risks, and expenses. Please read it carefully before investing or sending money. For more information, please call 1 (800) 394-5064 or visit www.ameristock.com.

P.O. Box 44266

Denver, CO 80201-4266

Item 2 - Code of Ethics

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant. The registrant’s Code of Ethics is attached as an Exhibit hereto under Item 12(a)(1) of this Form N-CSR.

Item 3 - Audit Committee Financial Expert

The Board of Directors of the registrant has determined that there is no “audit committee financial expert” serving on its audit committee. In this regard, the Board also determined that having such a person serve on its audit committee was unnecessary in light of the structure of the registrant’s operations and the broad range of experience and expertise in financial matters possessed by the members of the audit committee, even though no such member was considered to have been an audit committee financial expert under the relatively narrow definition of such term.

Item 4 - Principal Accountant Fees and Services

(a)    Audit Fees:  The aggregate fees billed to the registrant* for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $25,600 for the fiscal year ended June 30, 2009 and $24,600 for fiscal year ended June 30, 2008.

(b)   Audit-Related Fees:  The aggregate fees billed to the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended June 30, 2009 and $0 for the fiscal year ended June 30, 2008.  The aggregate fees billed to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services for the registrant, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements, must be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended June 30, 2009 and $0 for the fiscal year ended June 30, 2008.

(c)    Tax Fees:  For the registrant’s fiscal years ended June 30, 2009 and June 30, 2008, aggregate fees of $4,000 and $3,500, respectively, were billed to the registrant for professional services rendered by the principal accountant for tax services. For the registrant’s fiscal years ended June 30, 2009 and June 30, 2008, aggregate fees of $0 and $0, respectively, were billed to the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides

* Pursuant to the management agreement between the registrant and its investment adviser, the investment adviser pays most of the expenses of the registrant, including the audit and other fees noted as “billed to the registrant” under this Item 4.

ongoing services to the registrant, for professional services rendered by the principal accountant for tax services and that must be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)   All other Fees:  The aggregate fees billed to registrant by the principal accountant for services other than the services reported in paragraph (a) through (c) were $0 for the fiscal year ended June 30, 2009 and $0 for the fiscal year ended June 30, 2008.  The aggregate fees billed to the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, for services that must be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, other than the services reported in paragraph (b) and (c) were $0 for the fiscal year ended June 30, 2009 and $0 for the fiscal year ended June 30, 2008.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:  The registrant’s Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee approves each audit and non-audit service before the accountant is engaged to provide such service.

(e)(2) No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable

(g)  The aggregate non-audit fees billed to the registrant by the registrant’s accountant for services rendered to the registrant were $4,000 for the fiscal year ended June 30, 2009 and $3,500 for the fiscal year ended June 30, 2008. The aggregate non-audit fees billed to the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 for the fiscal year ended June 30, 2009 and $0 for the fiscal year ended June 30, 2008.

(h) Not applicable

Item 5 - Audit Committee of Listed Registrants

Not Applicable

Item 6 – Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10 - Submission of Matters to Vote of Security Holders

None.

Item 11 - Controls and Procedures

(a)                                  The registrant’s principal executive officer and principal financial officer has concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on his evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)                                 There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a)(1)                    The registrant’s Code of Ethics is attached hereto as Exhibit 12(a)(1).

(a)(2)                    The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit.99.Cert.

(a)(3)                    Not applicable.

(b)                                 A certification of the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERISTOCK MUTUAL FUND, INC.
By:	/s/ Nicholas D. Gerber
Nicholas D. Gerber
President/Principal Executive Officer/ Treasurer/Principal Financial Officer

Date:	September 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas D. Gerber
Nicholas D. Gerber
President/Principal Executive
Officer/ Treasurer/Principal Financial Officer

Date:	September 4, 2009